                                                                   Exhibit 10.10


                 WAIVER AND AMENDMENT NO. 1 TO CREDIT AGREEMENT

          THIS WAIVER AND AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment No. 1"), dated as of November 15, 1999, among Wilson Greatbatch Ltd., a New York corporation (the "Borrower"), each of the entities identified as Consenting Obligors on the signature pages hereto (collectively, the "Consenting Obligors"), the various financial institutions from time to time parties thereto (collectively, the "Lenders"), DLJ Capital Funding, Inc., as syndication agent (the "Syndication Agent") for the Lenders, Heller Financial, Inc., as documentation agent (the "Documentation Agent") for the Lenders and Fleet National Bank, as administrative agent (the "Administrative Agent") for the Lenders.

                                   WITNESSETH:

          WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of August 7, 1998 (as heretofore modified and supplemented and in effect from time to time, the "Credit Agreement");

          WHEREAS, the Borrower has requested the Lenders to (i) waive compliance with the requirement contained in the Credit Agreement to maintain certain financial covenants for the period ending December 31, 1999 and (ii) amend certain provisions of the Credit Agreement;

          WHEREAS, all Loans and Obligations shall continue to be and shall be fully guaranteed pursuant to the Holdco Guaranty and Pledge Agreement, the Intermediate Holdco Guaranty and Pledge Agreement and the Subsidiary Guaranty and fully secured by, among other things, the Holdco Guaranty and the Pledge Agreement, the Intermediate Holdco Guaranty and Pledge Agreement, the Borrower Pledge Agreement, the Borrower Security Agreement and the Subsidiary Security Agreement; and

          WHEREAS, the Borrower desires, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to grant the waiver and amend the Credit Agreement as set forth herein;

          NOW, THEREFORE, in consideration of the agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I

                                   DEFINITIONS

          SUBPART 1.1. CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 1, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "ADMINISTRATIVE AGENT" is defined in the preamble.

         "AMENDMENT NO. 1" is defined in the preamble.

         "AMENDMENT NO. 1 EFFECTIVE DATE" is defined in Subpart 5.1.

         "BORROWER" is defined in the preamble.

          "CONSENTING OBLIGORS" means each of the entities identified as such on the signature pages hereof.

         "CREDIT AGREEMENT" is defined in the first recital.

         "DOCUMENTATION AGENT" is defined in the preamble.

         "LENDERS" is defined in the preamble.

         "SYNDICATION AGENT" is defined in the preamble.

         "WAIVER EFFECTIVE PERIOD" is defined in Subpart 2.1.

          SUBPART 1.2. OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 1, including its preamble and recitals, have the meanings ascribed thereto in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment No. 1 Effective Date refer to the Credit Agreement, as amended hereby.

                                     PART II

                       WAIVER OF CERTAIN PROVISIONS OF THE
          CREDIT AGREEMENT AS OF THE AMENDMENT NO. 1 EFFECTIVE DATE

          Effective on (and subject to the occurrence of) the Amendment No. l Effective Date, and in reliance upon the representations and warranties made herein, each of the Lenders hereby agrees that certain terms and provisions of the Credit Agreement are hereby waived, but only to the extent set forth in this
Part II. Except as expressly so waived, the Credit Agreement shall continue in full force and effect in accordance with its terms.

          SUBPART 2.1. WAIVER OF CERTAIN. FINANCIAL COVENANTS OF ARTICLE VII OF THE CREDIT AGREEMENT. Compliance by the Borrower with the covenants contained in
(i) clause (b) of Section 7.2.4 of the Credit Agreement restricting the Leverage Ratio to a maximum of 5.00:1.00 for the Fiscal Quarter ending December 31, 1999 and (ii) clause (c) of Section 7.2.4 of the Credit Agreement restricting the Interest Coverage Ratio to a minimum of 2.00:1.00 for the Fiscal Quarter ending December 31, 1999, and any Default or Event of Default that would otherwise arise under the Credit Agreement by reason of the Borrower's failure to comply with such covenants, are hereby waived for the period from the Amendment No. 1 Effective Date through (and including) February 15, 2000 (the "WAIVER EFFECTIVE PERIOD").

                                    PART III

                         AMENDMENTS TO CREDIT AGREEMENT

          Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended in accordance with this
Part III. Except to the extent amended by this Amendment No. 1, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

          SUBPART 3.1. AMENDMENTS TO ARTICLE I. Article I of the Credit Agreement is amended as set forth in this SUBPART 3.1.

                  (a) The definition of "APPLICABLE MARGINS" contained in
         Section 1.1 of the Credit Agreement is amended to (i) replace the ratio of "2.0:1" appearing in the last row of the first column entitled "Senior Leverage Ratio" of clause (c) thereof with the ratio of "2.5:1" and (ii) insert a new paragraph at the end of such definition to read in its entirety as follows:

                           "Notwithstanding the foregoing, at all times during
                  the Waiver Effective Period, the Applicable Margin means with respect to the unpaid principal amount of (a) each Swing Line

                  Loan (each of which shall be borrowed and maintained only as a Base Rate Loan) and each Revolving Loan and Term-A Loan maintained as (a)(i) Base Rate Loan 2.25% per annum and (ii) LIBO Rate Loan, 3.50% per annum and (b) each Term B Loan maintained as a (i) Base Rate Loan, 2.50% per annum and (ii) LIBO Rate Loan, 3.75% per annum."

                  (b) The definition of "REVOLVING LOAN COMMITMENT AMOUNT" contained in Section 1.1 of the Credit Agreement is amended to insert a proviso immediately following the reference therein to "Section 2.2" to read in its entirety as follows:

                    "; PROVIDED, that at all times during the Waiver Effective Period, the "Revolving Loan Commitment Amount" shall not exceed $8,000,000".

                  (c) The following now definitions are added to Section 1.1 of the Credit Agreement in their appropriate alphabetical order:

                  "AMENDMENT NO. 1" means Waiver and Amendment No. 1 to Credit
             Agreement, dated as of November 15, 1999, among the Borrower, the other Obligors party thereto, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent.

                  "AMENDMENT NO. 1 EFFECTIVE DATE" shall have the meaning set forth in Subpart 5.1 of Amendment No. 1.

                  "WAIVER EFFECTIVE PERIOD" means the period from the Amendment
             No. 1 Effective Date through (and including) February 15, 2000.

          SUBPART 3.2. AMENDMENTS TO ARTICLE VII. Article VII of the Credit Agreement is amended as set forth in this Subpart 3.2.

            (a) Clause (a) of Section 7.1.1 of the Credit Agreement is amended to replace existing clause (a) with a new clause (a) to read in its entirety as follows:

                           "(a)(i) as soon as available and in any event within
                  30 days after the end of each calendar month (other than the months of March, June, September and December) of each Fiscal Year of the Borrower, consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such month, together with the related consolidated statements of income and cash flows for such month and for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, certified as complete and correct by the president, chief executive officer, treasurer, assistant treasurer, controller or chief financial

                  Authorized Officer of the Borrower, and (ii) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower (or, if the Borrower is required to file such information on a Form 10-Q with the Securities and Exchange Commission, promptly following such filing), a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter, together with the related consolidated statements of income and cash flows for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter (it being understood that the foregoing requirement may be satisfied by delivery of the Borrower's report to the Securities and Exchange Commission on Form 10-Q, if any), certified as complete and correct by the president, chief executive officer, treasurer, assistant treasurer, controller or chief financial Authorized Officer of the Borrower;"

                  (b) Clause (a) of Section 7.2.4 of the Credit Agreement is amended to replace the amount of "$24,000,000" appearing in the first row of the second column thereof entitled "EBITDA" with the amount of "$20,000,000".

                  (c) Section 7.2.5 of the Credit Agreement is amended to (i) replace the "." at the end of clause (n) thereof with ";and" and (ii) insert a new clause (o) immediately following existing clause (n) to read in its entirety as follows:

                           "(o) no  Investments of the type described in clauses
                 (i), (j) or (k) shall be permitted to be made during the Waiver Effective Period".

               (d) Section 7.2.6 of the Credit Agreement is amended to insert a proviso immediately following the amount of "$5,000,00" at the end of clause (c)(iii) thereof to read in its entirety as follows:

                  "(provided, however, that no Restricted Payment of the type of described in this clause (c)(iii) shall be permitted to be made during the Waiver Effective Period)".

                                     PART IV

                             AFFIRMATION AND CONSENT

          SUBPART 4.1. ACKNOWLEDGMENT AND REAFFIRMATION. Each of the Consenting Obligors hereby acknowledges the amendments to the Credit Agreement pursuant to the terms and provisions set forth in this Amendment No. 1. Each of the Consenting Obligors hereby reaffirms, as of the Amendment No. 1 Effective Date,
(i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment No. 1, and (ii) its guarantee of payment of the Obligations pursuant to the Holdco Guaranty and Pledge Agreement (in the case of Holdco), the Intermediate

Holdco Guaranty and Pledge Agreement (in the case of Intermediate Holdco) or the Subsidiary Guaranty (in the case of Hittman).

          SUBPART 4.2. REPRESENTATIONS AND WARRANTIES, ETC. Each of the Consenting Obligors hereby certifies that, as of the date hereof (after giving effect to the occurrence of the Amendment No. 1 Effective Date), the representations and warranties made by it in the Holdco Guaranty and Pledge Agreement (in the case of Holdco), the Intermediate Holdco Guaranty and Pledge Agreement (in the case of Intermediate Holdco) or the Subsidiary Guaranty (in the case of Hittman) are true and correct in all material respects with the same effect as if made on the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

          SUBPART 4.3. LOAN DOCUMENTS. Each of the Consenting Obligors further confirms that the Holdco Guaranty and Pledge Agreement (in the case of Holdco), the Intermediate Holdco Guaranty and Pledge Agreement (in the case of Intermediate Holdco) or the Subsidiary Guaranty (in the case of Hittman) is and shall continue to be in full force and effect and the same is hereby ratified and confirmed in all respects, except that upon the occurrence of the Amendment No. 1 Effective Date, all references in the Holdco Guaranty and Pledge Agreement, the Intermediate Holdco Guaranty and Pledge Agreement and the Subsidiary Guaranty, as the case may be, to the "Credit Agreement", "Loan Documents", "thereunder", "thereof", or words of similar import shall mean the Credit Agreement and the Loan Documents, as the case may be, in each case after giving effect to the amendments and other modifications provided for in this Amendment No. 1.

          SUBPART 4.4. COURSE OF DEALING, ETC. Each of the Consenting Obligors hereby acknowledges and agrees that the acceptance by the Agents and each Lender of this document shall not be construed in any manner to establish any course of dealing on the Agents' or Lender's part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

                                      PART V

                           CONDITIONS TO EFFECTIVENESS

          SUBPARTS 5.1. AMENDMENT NO. 1 EFFECTIVE DATE. This Amendment No. 1 shall become effective on November 15, 1999 (the "Amendment No. 1 Effective Date") upon the prior or concurrent satisfaction of each of the conditions precedent set forth in this Part V.

          SUBPART 5.1.1. EXECUTION OF COUNTERPARTS. The Agents shall have received counterparts of this Amendment No. 1, duly executed by the Borrower, the Consenting Obligors and the Required Lenders (or evidence thereof satisfactory to the Agents). The delivery of an executed counterpart hereof by the Borrower shall constitute a representation and warranty by the Borrower that, on the Amendment No. 1 Effective Date, after giving effect to this Amendment No. 1, all statements set forth in Article VI of the Credit Agreement, as amended by this Amendment No. 1, are true and correct as of such date, except to the extent that such statement expressly relates to an earlier date (in which case such statement shall be true and correct on and as of such earlier date).

         SUBPART 5.1.2. RESOLUTIONS, ETC. The Agents shall have received from each Obligor a certificate, dated the Amendment No. 1 Effective Date, of its Secretary or Assistant Secretary as to (i) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Amendment No. 1 and each other Loan Document to be executed by it, and (ii) the incumbency and signatures of those of its officers authorized to act with respect to this Amendment No. 1 and each other Loan Document executed by it, upon which certificate each Agent and each Lender may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of such Obligor canceling or amending such prior certificate.

         SUBPART 5.1.3. PAYMENT OF FEES AND EXPENSES. The Administrative Agent shall have received, for the account of each Lender which shall have delivered to the Agents a duly executed counterpart of this Amendment No. 1 by November 4, 1999, an amendment fee in the amount of .25% of such Lender's Loans and Commitments. In addition, the Borrower hereby agrees to pay and reimburse the Syndication Agent for all its reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 1 and related documents, including all reasonable fees and disbursements of counsel to the Syndication Agent.

         SUBPART 5.1.4. SATISFACTORY LEGAL FORM. The Syndication Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Syndication Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment No. 1 shall be satisfactory to the Syndication Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Syndication Agent and its counsel.

         SUBPART 5.2. LIMITATION. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and each other Loan Document shall remain unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The modifications and consents set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, consent to or modification of any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or other instrument referred to therein or herein, or of any transaction or further or future action on the part of the Borrower or any other Person which would require the consent of the Administrative Agent or any of the Lenders under the Credit Agreement or any such other Loan Document or instrument.

                                     PART VI

                                  MISCELLANEOUS

         SUBPART 6.1. CROSS-REFERENCES. References in this Amendment No. 1 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 1. References in this Amendment No. 1 to any Article or Section are, unless otherwise specified, to such Article or Section of the Credit Agreement.

         SUBPART 6.2. LOAN DOCUMENT PURSUANT TO CREDIT AGREEMENT. This Amendment No. 1 is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby, including Article X thereof.

         SUBPART 6.3. SUCCESSORS AND ASSIGNS. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 6.4. COUNTERPARTS. This Amendment No. 1 may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 6.5. GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1 as of the date first above written.

BORROWER:                                            WILSON STREATBATCH LTD.



                                                     By:________________________
                                                          Name:
                                                          Title:



CONSENTING OBLIGORS:                                 WGL HOLDINGS, INC.


                                                     By:________________________
                                                          Name:
                                                          Title:



                                                     WGL INTERMEDIATE HOLDINGS,
                                                        INC.


                                                     By:________________________
                                                          Name:
                                                          Title:



                                                     HITTMAN MATERIALS & MEDICAL
                                                     COMPONENTS, INC.


                                                     By:________________________
                                                          Name:
                                                          Title:

                                                     DLJ CAPITAL FUNDING, INC.,
                                                     as Syndication Agent
                                                     and as Lender

                                                     By:________________________
                                                          Name:
                                                          Title:

                                                     FLEET NATIONAL BANK,
                                                     as Administrative Agent
                                                     and as Lender

                                                     By:________________________
                                                          Name:
                                                          Title:

                                                     HELLER FINANCIAL, INC.,
                                                     as Documentation Agent
                                                     and as Lender

                                                     By:________________________
                                                          Name:
                                                          Title:

                                                     BANKBOSTON, N.A.,


                                                     By:________________________
                                                          Name:
                                                          Title:

                                                     PARIBAS, NEW YORK BRANCH


                                                     By:________________________
                                                          Name:
                                                          Title:


                                                     By:________________________
                                                          Name:
                                                          Title:

                                                     BHF-BANK AKTIENGESELLSCHAFT


                                                     By:________________________
                                                          Name:
                                                          Title:


                                                     By:________________________
                                                          Name:
                                                          Title:

                                                     THE CHASE MANHATTAN BANK


                                                     By:________________________
                                                          Name:
                                                          Title:

                                                     CITY NATIONAL BANK


                                                     By:________________________
                                                          Name:
                                                          Title:

                                                     COMERICA BANK


                                                     By:________________________
                                                          Name:
                                                          Title:

                                                     MARINE MIDLAND BANK


                                                     By:________________________
                                                          Name:
                                                          Title:

                                                     MANUFACTURERS AND TRADERS
                                                     TRUST COMPANY

                                                     By:________________________
                                                          Name:
                                                          Title:

                                                     SENIOR DEBT PORTFOLIO
                                                     By: Boston Management and
                                                         Research, as Investment
                                                           Advisor

                                                     By:________________________
                                                          Name:
                                                          Title:

                                                     SENIOR INCOME TRUST
                                                     By: Boston Management and
                                                         Research, as Investment
                                                           Advisor

                                                     By:________________________
                                                          Name:
                                                          Title:

                                                    OXFORD STRATEGIC INCOME FUND
                                                     By: Boston Management and
                                                         Research, as Investment
                                                           Advisor

                                                     By:________________________
                                                          Name:
                                                          Title:

                                                     CERES FINANCE LTD.


                                                     By:________________________
                                                          Name:
                                                          Title:

                                                     STRATA FUNDING


                                                     By:________________________
                                                          Name:
                                                          Title:

                                                     VAN KAMPEN AMERICAN CAPITAL
                                                     PRIME RATE INCOME TRUST


                                                     By:________________________
                                                          Name:
                                                          Title:

                                                     AN KAMPEN AMERICAN CAPITAL
                                                     SENIOR FLOATING RATE TRUST


                                                     By:________________________
                                                          Name:
                                                          Title: